Leases	12 Months Ended
Dec. 31, 2024
Disclosure of Leases [Abstract]
Leases	Leases
The Group leases certain properties under non-cancellable lease agreements that primarily relate to office space. The expected lease terms are up to 9 years.
Below is the roll-forward of lease right-of-use assets:

Right-of-use assets
(in € millions)
Cost
At January 1, 2023	675
Increases	22
Decreases	(1)
Exchange differences	(12)
At December 31, 2023	684
Increases	25
Decreases	(140)
Exchange differences	28
At December 31, 2024	597
Accumulated depreciation
At January 1, 2023	(258)
Depreciation charge	(56)
Impairment charge	(74)
Decreases	1
Exchange differences	3
At December 31, 2023	(384)
Depreciation charge	(44)
Impairment charge	(25)
Decreases	99
Exchange differences	(17)
At December 31, 2024	(371)
Cost, net accumulated depreciation
At December 31, 2023	300
At December 31, 2024	226
Impairment of real estate assets
As a result of our Work From Anywhere program and a comprehensive review of our real estate footprint and space utilization trends (collectively, the “Office Space Optimization Initiative”), we made the strategic decision to reduce our real estate footprint in certain locations and initiate subleases of these leased office spaces. In accordance with IAS 36, we recognized a non-cash impairment charge of €43 million and €123 million for the years ended December 31, 2024 and 2023, respectively. These charges reflect the write-down of the related real estate assets, which included lease right-of-use assets, leasehold improvements, and property and equipment, to their recoverable amounts.
To determine the recoverable amounts of these real estate assets, we utilized discounted cash flow models to estimate the fair value less cost of disposal. The development of discounted cash flow models required the application of level 3 inputs and significant judgment in determining market participant assumptions, including the projected sublease income over the remaining lease terms, expected vacancy periods prior to the commencement of future subleases, expected lease incentives offered to future tenants, and discount rates that reflect the level of risk associated with these future cash flows.
The key assumptions used to calculate the recoverable amounts of real estate assets were the sublease rental rates, vacancy periods and pre-tax discount rates, which were determined based on the nature and geographic locations of each office space that we planned to sublease. A change in the sublease rental rate, vacancy period, or discount rate assumptions may result in a recoverable amount of one or more of these assets that is above or below the current carrying amount and, therefore, there is a risk of impairment reversals or charges in a future period. We consider that reasonably possible changes in the sublease rental rates, vacancy periods, or discount rates arising from changes in the real estate markets of the office leases could result in a change in their carrying amounts. A decrease or increase of six months in the vacancy periods would have resulted in a change to the impairment loss of €5 million at December 31, 2024. A decrease or increase of 10% in the sublease rental rates would have resulted in a change to the impairment loss of €3 million at December 31, 2024. A decrease or increase of 100 basis points in the discount rates would have resulted in a change to the impairment loss of €1 million at December 31, 2024.
Impairment charges for lease right-of-use assets in connection with the Office Space Optimization Initiative were €25 million and €74 million for the years ended December 31, 2024 and 2023, respectively. See Note 11 for information regarding impairment charges related to property and equipment assets. These charges are included in the consolidated statement of operations for the years ended December 31, 2024 and 2023 as follows.

	Year ended December 31, 2024	Year ended December 31, 2023
	(in € millions)
Cost of revenue	6	4
Research and development	7	46
Sales and marketing	8	13
General and administrative	4	11
Total	25	74
Below is the roll-forward of lease liabilities:

Lease liabilities	2024	2023
	(in € millions)
At January 1	558	613
Increases	25	22
Payments (1)	(105)	(104)
Interest expense	36	38
Lease incentives received (2)	—	2
Exchange differences	23	(13)
At December 31	537	558
(1) €36 million and €38 million of interest paid on lease liabilities are included in operating activities and €69 million and €66 million of payments of lease liabilities included in financing activities within the consolidated statement of cash flows for the years ended December 31, 2024 and 2023, respectively.
(2) €2 million of lease incentives received are included in financing activities within the consolidated statement of cash flows for the year ended December 31, 2023. There were no lease incentives received during the year ended December 31, 2024.
Below is the maturity analysis of lease liabilities:

Lease liabilities	December 31, 2024
Maturity Analysis	(in € millions)
Less than one year	113
One to five years	334
More than five years	253
Total lease commitments	700
Impact of discounting remaining lease payments	(163)
Total lease liabilities	537
Lease liabilities included in the consolidated statement of financial position
Current	75
Non-current	462
Total	537
Excluded from the lease commitments above are short term leases. Expenses relating to short term leases were approximately €4 million and €4 million for the years ended December 31, 2024 and 2023, respectively. Additionally, the Group has entered into certain lease agreements with approximately €44 million of commitments, which had not commenced as of December 31, 2024, and, as such, have not been recognized in the consolidated statement of financial position.
The weighted-average incremental borrowing rate applied to lease liabilities recognized in the consolidated statement of financial position was 6.5% as of December 31, 2024.
During the year ended December 31, 2024, the Group entered into agreements to sublease a portion of its leased offices under finance leases. Below is the roll-forward of finance lease receivables:

Finance lease receivables	2024
(in € millions)
At January 1	—
Additions	69
Interest income	6
Payments received	(1)
Exchange differences	2
At December 31	76
Below is the maturity analysis of finance lease receivables:

Finance lease receivables	2024
Maturity Analysis	(in € millions)
Less than one year	3
One to five years	57
More than five years	61
Total lease payments receivable	121
Unearned finance income	(45)
Total finance lease receivables	76
Finance lease receivables included in the interim condensed consolidated statement of financial position
Current	2
Non-current	74
Total	76